UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 14, 2017
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial auditing standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2017, the Company held its 2017 Annual Meeting of Stockholders. Below are the matters that were voted upon at the meeting and the final voting results as reported by our inspector of elections.

(1)	Election of Directors - The stockholders elected three Class II directors, each for a term expiring at the Company's 2020 Annual Meeting of Stockholders. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Carolyn Bartholomew	15,610,785	242,136	476,049
Jack A. Hockema	14,945,115	907,806	476,049
Lauralee E. Martin	15,661,915	191,006	476,049
Brett E. Wilcox	15,321,253	531,668	476,049

The number of shares voting “for” Mses. Bartholomew and Martin and Messrs. Hockema and Wilcox constituted 98.47%, 94.27%, 98.80% and 96.65%, respectively, of the total number of votes cast with respect to each director.

The other directors with terms continuing after the 2017 Annual Meeting of Stockholders are David Foster, L. Patrick Hassey, Teresa A. Hopp, Alfred E. Osborne, Jr., Jack Quinn, and Thomas M. Van Leeuwen.

(2)	Advisory Vote on Executive Compensation - The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
15,157,528	675,275	20,118	476,049

The number of shares voting “for” constituted 95.61% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

(3)
Recommendation of Frequency of Future Advisory Votes on Executive Compensation — The stockholders recommended, on an advisory, non-binding basis, a frequency of one year for future advisory votes on executive compensation. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,939,497	12,492	2,794,321	106,611	476,049

The number of shares voting “1 Year” constituted 81.62% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

(4)
Ratification of the Selection of Independent Registered Public Accounting Firm - The stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2017. The voting results were as follows:

For	Against	Abstain
16,268,611	52,797	7,562

The number of shares voting “for” constituted 99.63% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary
Date: June 14, 2017